EXHIBIT 23.2

                                     [Letterhead]


                                     DELOITTE &
                                     TOUCHE LLP
                                     -----------------------------
                                     Two Prudential Plaza
                                     180 North Stetson Avenue
                                     Chicago, Illinois 60601-6779





INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of the John Deere Omnibus Equity and Incentive Plan on Form S-8 of our report dated November 23, 1999, appearing in the Annual Report on Form 10-K of Deere & Company for the year ended October 31, 1999.









/s/  DELOITTE & TOUCHE LLP
--------------------------

DELOITTE & TOUCHE LLP
Chicago, Illinois

September 27, 2000